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                                                                      Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Kenan Transport Company:

      As Independent Public Accountants, we hereby consent to the incorporation of our report, dated February 11, 2000, included in this Form 10-K, into the Company's previously filed Registration Statement No. 33-2494 on Form S-8, dated January 23, 1986.


                               ARTHUR ANDERSEN LLP


Raleigh, North Carolina,
March 30, 2000.


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